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                              SAFECO MONEY MARKET TRUST
                   SUPPLEMENT TO THE PROSPECTUS DATED JULY 19, 1996
                          SUPPLEMENT DATED NOVEMBER 25, 1996

The following information supplements the Trust's No-Load Prospectus:

1. The following information replaces the sentence following the fifth bullet under the subheading "Each Fund" on page 5:

         "Has a minimum initial investment requirement of $1,000 for regular accounts, $250 for individual retirement accounts ("IRAs") and accounts established under the Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA"). No minimum initial investment is required to establish the Automatic Investment Method ("AIM") or Payroll Deduction Plan."

2. The following information replaces the first two sentences under the subheading "Initial Purchases" on page 25:

         "MINIMUM INITIAL INVESTMENT $1,000 (IRA [MONEY FUND ONLY], UGMA AND UTMA $250).

         Minimum initial investments are negotiable for retirement accounts other than IRAs.

         No minimum initial investment is required to establish the Automatic Investment Method (except for certain UGMA or UTMA accounts) or Payroll Deduction Plan."

3. The following information replaces the first sentence under the subheading "Additional Purchases" on page 26:

         "MINIMUM ADDITIONAL INVESTMENT $100 FOR ALL ACCOUNTS, EXCEPT FOR UGMA OR UTMA AUTOMATIC INVESTMENT METHOD ("AIM") ACCOUNTS OPENED WITH AN INITIAL INVESTMENT OF $250 OR MORE. THESE ACCOUNTS HAVE A MINIMUM ADDITIONAL INVESTMENT OF ONLY $50. THERE IS NO MINIMUM INVESTMENT FOR DIVIDEND REINVESTMENTS."

4. The following information replaces the sentence under the subheading "Automatic Investment Method (AIM)" on page 30:

         "AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount from your bank account and invest the amount in any Fund. AIM has a minimum of $100 per withdrawal per Fund for all accounts (except UGMA and UTMA accounts which have a lower $50 minimum for additional investments, provided that the account was opened with an initial investment of at least $250)."


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5.  The following information replaces the discussion following the first sentence in Item 4, page 13 under the subheading "Tax-Free Money Fund":

         "Such shares will be purchased only if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. The Fund will not invest more than 5% of its total assets in a single investment company."